FORM OF

LOCK-UP AGREEMENT

________ __, 2026

The Board of Directors
76 Treble Cove Road
North Billerica, Massachusetts 01862

Re: Tecogen Inc.

Ladies & Gentlemen:

The undersigned is/are the trustee(s) of the trust set forth below (“trust”) that is/are record or beneficial owner(s) of shares of common stock, par value $.001 per share (“common stock”), of Tecogen Inc., a Delaware corporation (“Company”). The Company proposes to file a registration statement on Form S-3 (“Resale Registration Statement”) with the Securities and Exchange Commission (“SEC”) to permit the public reoffer and resale of shares of common stock owned beneficially or of record by certain stockholders (or their transferees, as more particularly set forth in the Resale Registration Statement) (“Selling Stockholders”) of the Company who acquired their shares of common stock in one or more transactions exempt from the registration requirements under the Securities Act. Unless otherwise defined herein, defined terms used in this letter agreement shall have the meaning set forth in Exhibit A.

The undersigned acknowledge(s) that the Company is relying on the representations and agreements of the undersigned contained in this letter agreement in connection with the registration of the shares owned beneficially or of record by the Selling Stockholders pursuant to the Resale Registration Statement and the offering of such shares by the Selling Stockholders pursuant to the prospectus contained therein.

In consideration of the foregoing and the payment of ten dollars ($10), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree(s) that, during the Lock-Up Period, the undersigned will not, subject to the exceptions set forth in this letter agreement, without the prior written consent of the Company, which may withhold its consent in its sole discretion:

•Sell or Offer to Sell any shares of common stock currently or hereafter owned either of record or beneficially (as deinfed in Rule 13d-3 under the Securities Exchange Act) by the undersigned;

•enter into any Swap

•make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any shares of common stock, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration; or

•publicly announce any intention to do any of the foregoing.

The foregoing restrictions shall not apply to (a) the transfer of shares of common stock to a beneficiary of the trust; or (b) pursuant to a court order in respect of, or by operation of law as a result of, a divorce; provided, however, that:

•for any of (a) or (b), it shall be a condition to such transfer or disposition that each transferee executes and delivers to the Company an agreement in form and substance satisfactory to the Company stating that such transferee is receiving and holding such shares of common stock subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such shares of common stock, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto); and

•it shall be condition to such transfer or disposition that (1) for (a), if the undersigned is/are required to file a report under the Securities Exchange Act related thereto, such report shall include a statement describing the circumstances of such transfer, and (2) for (b), prior to the expiration of the Lock-up Period, no public disclosure or filing under the Securities Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of shares of common stock in connection with such transfer.

Furthermore, notwithstanding the restrictions imposed by this letter agreement, the undersigned may (i) establish a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act, (a “10b5-1 Plan”), provided that no sales or other dispositions of shares of common stock may occur under such plan during the Lock-up Period and to the extent a public announcement or filing under the Securities Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such 10b5-1 Plan during the Lock-up Period, such announcement or filing shall include a statement to the effect that no transfer of shares of common stock may be made under such 10b5-1 Plan during the Lock-up Period, (ii) transfer or dispose of shares of common stock pursuant to a 10b5-1 Plan that has been entered into by the undersigned prior to the date of this letter agreement; provided that, no amendments or other modifications are made to such 10b5-1 Plan during the Lock-Up Period and that, to the extent a public announcement or filing under the Securities Exchange Act, if any, is required or voluntarily made by or on behalf of the undersigned or the Company regarding such sale or transfer, such announcement or filing shall include a statement to the effect that the sale or transfer was made pursuant to a 10b5-1 Plan, or (iii) transfer the undersigned’s shares of common stock pursuant to a bona fide third-party offer for all outstanding voting stock of the Company, whether pursuant to a merger, tender offer or otherwise, to a third party or group of third parties, provided that in the event that such merger, tender offer or other transaction is not consummated, such shares of common stock held by the undersigned shall remain subject to the restrictions on transfer set forth herein.

The undersigned also agree(s) and consent(s) to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of common stock held by the undersigned, except in compliance with the foregoing restrictions.

The undersigned confirm(s) that the undersigned has/have not, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of shares of common stock. The undersigned will not take, directly or indirectly, any such action.

The undersigned agree(s) that, in connection with any underwritten public offering, “at-the-market offering,” or other offering by the Company of equity securities pursuant to a registration statement filed under the Securities Act or otherwise, not to Sell or Offer to Sell shares of common stock or other securities owned beneficially or of record by the undersigned without the prior written consent of Company, its underwriters, or sales agent, for such period of time from the effective date of such registration statement as may be requested by Company, its underwriters, or sales agent and to enter into a lock-up agreement with such underwriters or sales agent in such form as shall be reasonably acceptable to the Company, the underwriters or sales agent.

The undersigned acknowledge(s) and agree(s) that the undersigned has/have consulted his, her, its, or their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate regarding this letter agreement.

This letter agreement shall automatically terminate and be of no further effect if the Resale Registration Statement filed by the Company with the SEC is withdrawn from registration for any reason.

The undersigned hereby represent(s) and warrant(s) that the undersigned has/have full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to the conflict of law policies or provisions of such state). This letter agreement, together with the exhibit hereto, contains the entire agreement between/among the undersigned and the Company with respect to the subject matter hereof. The delivery of a copy of this letter agreement and of the signature page by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this letter agreement by the undersigned and may be used in lieu of an original letter agreement for all purposes. Signatures of the undersigned transmitted by facsimile or other electronic transmission (including by email of a .pdf copy) shall be deemed to be original signatures for all purposes.

_________________________________ Trustee Name	_________________________________ Name of Co-Trustee (if any)
_________________________________ Signature	_________________________________ Signature of Co-Trustee
_________________________________ Printed Name of Person Signing	_________________________________ Printed Name of Co-Trustee Signing
As Trustee(s) for the _____________________________________________________________ (Insert Full Name of Trust)

EXHIBIT A

CERTAIN DEFINED TERMS
USED IN LOCK-UP AGREEMENT

For purposes of the letter agreement to which this Exhibit A is attached and of which it is made a part:

•“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Securities Exchanges Act.

•“Lock-up Period shall mean the period beginning on the date hereof and ending on the date this is the close of trading on the date that is 182 calendar days after the date the Resale registration Statement is declared effective by the SEC.

•“Put Equivalent Position” shall have the meaning set forth i Rule 16a-1(h) under the Securities Exchange Act.

•“Securities Act” shall mean the Securities Act of 1933, as amended.

•“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•“Sell or Offer to Sell” shall mean to:

▪sell, offer to sell, contract to sell or lend,

▪effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

▪pledge, hypothecate or grant any security interest in, or

▪in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

•“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of shares of common stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Exhibit A shall have the meanings given to them in the body of this letter agreement.